Filed Pursuant to Rule 497(a)

File No. 333-169679

FSEP Quarterly Holdings Review FS Energy & Power Fund (FSEP) invests primarily in the debt and income-producing equity securities of private companies in the U.S. energy and power industry. The Fund has the flexibility to invest across energy sub-sectors, geography and the capital structure to meet its objectives of growth and income. This review provides an update on the holdings in FSEP for the most recent quarter and illustrates the Fund’s investment strategy. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. FS Energy & Power Fund Second Quarter Holdings Review As of June 30, 2012

The Advantages of Flexibility

FSEP diversifies its portfolio holdings across investment types, energy sub-sectors and geographic locations. While diversification and asset allocation alone cannot guarantee a profit nor eliminate the loss of principal, this flexibility may help the Fund provide investors with income and growth, as well as maintain a focus on capital preservation.

Holdings by Investment Type


17%
37%
46%
Senior Debt
(Senior Secured Loans, Secured Bonds)
Subordinated Debt
Equity/Other

FSEP's investments are primarily concentrated in senior and subordinated debt securities of energy companies that have a strong asset base to enhance downside protection. FSEP will also make select equity investments in energy companies that meet the Fund's investment objectives of current income generation and long-term capital appreciation. This approach can create a balance between the capital preservation of debt and the upside potential of equity. FSEP's allocations may change over time to take advantage of market conditions.

Holdings by Energy Sub-Sector


15%
12%
2%
52%
19%
Upstream
Midstream
Downstream
Service & Equipment
Power

FSEP seeks to diversify its holdings across the energy industry. By not concentrating heavily in any one sub-sector, the Fund will be more balanced and diversified compared to other energy-focused funds that are more limited in their investment strategy or invest in only one energy sub-sector.

FSEP's current portfolio is weighted toward "Upstream" investments. Upstream energy companies find, develop and extract energy resources. Upstream companies are set to benefit directly from growing worldwide energy demand and present many attractive investment opportunities as companies look to expand natural gas and oil production. This weighting may shift as market conditions and investment opportunities change over time.

Holdings by Geography


FSEP Investment Footprint

Global Holdings: Perth, Australia
Alberta, Canada
British Columbia, Canada

We believe the energy industry in America is experiencing a renaissance as new technologies have opened access to large energy reserves around the nation. Private companies in the sector play an important role in tapping these resources and delivering them to consumers. Many of these companies require substantial capital to grow. As a business development company (BDC), FSEP will invest at least 70% of its assets in the securities of private U.S. companies or publicly-traded U.S. companies with market capitalizations under $250 million. FSEP has investments in companies situated in several of the most desirable locations for energy exploration, extraction and processing in the U.S. and abroad.

2 FSEP Quarterly Holdings Review

Second Quarter Holdings as of June 30, 2012

Portfolio Company[a]	Energy Sub-Sector	Location[b]	Rate[c]	LIBOR Floor	Maturity	Weighting[d]
Senior Secured Loans – First Lien						
Crestwood Holdings LLC[e]	Midstream	Houston, TX	L+825	1.5%	3/26/2018	8.6%
Dynegy Holdings Inc. (CoalCo)	Power	Baldwin, IL	L+775	1.5%	8/5/2016	2.5%
Dynegy Holdings Inc. (GasCo)	Power	Houston, TX	L+775	1.5%	8/5/2016	2.9%
Frac Tech International, LLC	Service & Equipment	Fort Worth, TX	L+475	1.5%	5/6/2016	3.7%
FREIF North American Power I LLC (TLB)	Power	Greenwich, CT	L+450	1.5%	3/2/2019	1.2%
FREIF North American Power I LLC (TLC)	Power	Greenwich, CT	L+450	1.5%	3/2/2019	0.2%
Hudson Products Holdings Inc.	Service & Equipment	Sugar Land, TX	Prime+500	4% Prime Floor	8/25/2015	0.7%
LSP Madison Funding, LLC[e]	Power	East Brunswick, NJ	L+425	1.3%	6/28/2019	1.7%
NANA Development Corp.[e]	Service & Equipment	Anchorage, AK	L+500	1.5%	7/22/2016	0.7%
PL Propylene LLC	Downstream	Houston, TX	L+575	1.3%	3/23/2017	1.3%
Sheridan Production Co., LLC	Upstream	Houston, TX	L+450	2.0%	4/20/2017	1.9%
Total Safety U.S., Inc.	Service & Equipment	Houston, TX	L+625	1.3%	4/28/2018	1.3%
Willbros Group, Inc.	Service & Equipment	Houston, TX	L+750	2.0%	6/30/2014	1.2%
					Subtotal	**27.6%**
Senior Secured Loans – Second Lien						
Astoria Generating Co., L.P.	Power	Stamford, CT	L+375		8/23/2013	0.8%
Brock Holdings III, Inc.[e]	Service & Equipment	Baton Rouge, LA	L+825	1.8%	3/16/2018	3.5%
EquiPower Resources Holdings, LLC[e]	Power	Hartford, CT	L+850	1.5%	6/20/2019	3.4%
Southern Pacific Resource Corp.	Upstream	Alberta, Canada	Prime+750		1/7/2016	0.6%
					Subtotal	**8.3%**
Senior Secured Bonds						
United Refining Co.	Downstream	Warren, PA	10.5%		2/28/2018	0.4%
					Subtotal	**0.4%**
Subordinated Debt						
Alta Mesa Holdings, L.P.[e]	Upstream	Houston, TX	9.6%		10/15/2018	5.2%
Antero Resources Corp.	Upstream	Denver, CO	9.4%		12/1/2017	0.9%
Aurora USA Oil & Gas, Inc.	Upstream	Perth, Australia	9.9%		2/15/2017	0.9%
Chaparral Energy Inc.	Upstream	Oklahoma City, OK	8.3%		9/1/2021	1.6%
Chaparral Energy Inc.	Upstream	Oklahoma City, OK	7.6%		11/15/2022	1.7%
Chesapeake Energy Corp.	Upstream	Oklahoma City, OK	L+700	1.5%	12/2/2017	4.2%
Comstock Resources, Inc.	Upstream	Frisco, TX	9.5%		6/15/2020	5.0%
Everest Acquisition LLC	Upstream	Houston, TX	9.4%		5/1/2020	6.2%
GulfMark Offshore, Inc.	Service & Equipment	Houston, TX	6.4%		3/15/2022	1.5%
Laredo Petroleum, Inc.	Upstream	Tulsa, OK	7.4%		5/1/2022	0.3%
Lone Pine Resources Canada Ltd.	Upstream	Alberta, Canada	10.4%		2/15/2017	0.8%
NRG Energy, Inc.	Power	Princeton, NJ	8.3%		9/1/2020	2.1%
Penn Virginia Resource Partners, L.P.	Midstream	Radnor, PA	8.4%		6/1/2020	2.3%
Quicksilver Resources Inc.	Upstream	Fort Worth, TX	7.1%		4/1/2016	0.7%
Resolute Energy Corp.	Upstream	Denver, CO	8.5%		5/1/2020	0.6%
Samson Investment Co.[e]	Upstream	Tulsa, OK	9.8%		2/15/2020	8.6%
SandRidge Energy, Inc.	Upstream	Oklahoma City, OK	7.5%		3/15/2021	0.5%
SandRidge Energy, Inc.	Upstream	Oklahoma City, OK	8.1%		10/15/2022	1.1%
Vanguard Natural Resources, LLC	Upstream	Houston, TX	7.9%		4/1/2020	2.1%
					Subtotal	**46.3%**
Equity / Other (f)						
Fortune Creek Co-Invest I L.P., LP Interest[g]	Midstream	British Columbia, Canada				8.8%
Plains Offshore Operations Inc., Preferred Equity	Upstream	Houston, TX				8.3%
Plains Offshore Operations Inc., Strike: $20.00, Warrants	Upstream	Houston, TX				0.3%
					Subtotal	**17.4%**
					TOTAL INVESTMENTS	100.0%

(a) Security may be an obligation of one or more entities affiliated with the named company.
(b) Location represents the state in which the portfolio company is headquartered or principal operating location.
(c) L, or LIBOR, is the London Interbank Offered Rate.
(d) Calculated as a percentage based on fair value. Fair value determined by FSEP's board of trustees. Certain percentages may have been rounded.
(e) Position or portion thereof unsettled as of June 30, 2012.
(f) Investments may be treated as debt for GAAP purposes.
(g) Investment denominated in Canadian dollars. Fair value is converted to U.S. dollars as of June 30, 2012.

FS Energy & Power Fund 3

www.fsenergyandpowerfund.com Risk Factors An investment in the common shares of FSEP involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves, however, you should carefully consider all of the information found in the section of our prospectus entitled “Risk Factors” before deciding to invest in our common shares. • Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time. • The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. • Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance. • An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies. • Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results. • A lack of liquidity in certain of our investments may adversely affect our business. • We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments. • We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities. • We have limited operating history and are subject to the business risks and uncertainties associated with any new business. About Franklin Square Capital Partners Franklin Square Capital Partners is a sponsor and national distributor of alternative investment products designed for individual investors. Founded in 2007 by an experienced group of alternative investment industry professionals, Franklin Square’s goal is to bring the benefits of an institutional-class investment portfolio to investors through exposure to innovative alternative investment products managed by what it deems to be best-in-class alternative asset managers. FS Energy & Power Fund is sub-advised by GSO Capital Partners LP (GSO). GSO is the credit platform of The Blackstone Group, one of the largest alternative asset managers in the world with over $190 billion in assets under management as of June 30, 2012. GSO has over 220 professionals dedicated to the credit markets and over $50 billion in assets under management as of June 30, 2012. GSO’s energy experience is extensive, with approximately $10 billion invested from 2005-2011. Franklin Square distributes its sponsored financial products to the independent broker-dealer community through its affiliated wholesaling broker-dealer. BRO-FSEP-INV2 08/15/2012 2929 Arch Street, Suite 675 | Philadelphia, PA 19104 215-495-1150 | www.franklinsquare.com Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds. © 2012 Franklin Square Capital Partners